UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ____________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1933

                                 January 5, 2007
                Date of Report (Date of earliest event reported)
              ____________________________________________________

                         iWORLD PROJECTS & SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    814-00689
                              (Commission File No.)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   88-0492267
                      (IRS Employer Identification Number)

                P.O. Box 2115, Addison, TX              75001-2115
        (Address of principal executive offices)        (ZIP Code)

                                1(214)236 - 8480
          (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     _____________________________________________________________

ITEM 8.01.  OTHER EVENTS

     On December 7, 2006 the board of directors of the Company authorized the sale of an additional ten million (10,000,000) shares of new restricted common stock to new or existing shareholders of the Company at a price of $0.0025 per share, in order to raise an additional $25,000 for payment of ongoing operating expenses. Investors in the shares will be required to sign an acknowledgment of the current weak financial condition of the Corporation and risks associated with investing in the Company.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2007


                                      iWORLD PROJECTS & SYSTEMS, INC.


                                      By /s/ David Pells
                                      ------------------------------------------
                                      David L. Pells, President, acting CEO